Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 31, 2015, is by and among LINCOLN EDUCATIONAL SERVICES CORPORATION, a New Jersey corporation (“Parent”), and its Subsidiaries party hereto (Parent and such Subsidiaries, each, individually, a “Borrower”, and collectively, “Borrowers”), the lenders identified on the signature pages hereof as Tranche A Lenders, and HPF SERVICE, LLC, as administrative agent for the Lenders party to the below described Credit Agreement (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and as collateral agent for the Tranche A Lenders party to the below described Credit Agreement (in such capacity, together with its successors and assigns in such capacity, “Tranche A Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of July 31, 2015 (the “Existing Credit Agreement”) by and among Borrowers, the Tranche A Lenders and Tranche B Lenders party thereto, Administrative Agent, Tranche A Collateral Agent, and ALOSTAR BANK OF COMMERCE, as collateral agent for the Tranche B Lenders (in such capacity, together with its successors and assigns in such capacity, the “Tranche B Collateral Agent”), the Tranche A Lenders and the Tranche B Lenders made certain loans to Borrowers; and

WHEREAS, Borrowers desire to close their School that is listed on the School and Real Property Information Certificate as “Hartford LTI” (the “Hartford LTI School”), which Hartford LTI School is a Designated School; and

WHEREAS, in connection with the closure of the Hartford LTI School, Borrowers anticipate paying an early termination fee to the landlord with respect to the Hartford LTI School campus (the “Lease Termination Fee”); and

WHEREAS, in connection with the closure of the Hartford LTI School, NN Acquisition, LLC (“NNA”) and Lincoln Technical Institute, Inc. intend to enter into a Lease Termination Agreement, Assignment of Subleases/Lease and Conveyance of Membership Interests and Personalty dated on or about the date hereof, with CCI/85 Sigourney LLC (“Sigourney”) (the “Lease Termination and Assignment Agreement; together with all documents executed in connection therewith, the “Lease Termination and Assignment Documents”), pursuant to which, among other things, (i) NNA will transfer certain of its personal property assets as more particularly described in the Lease Termination and Assignment Documents (collectively, the “NNA Personal Property”) to Sigourney (such transfer, the “NNA Personal Property Transfer”), and (ii) NNA will transfer all membership interests issued by Sigourney and owned by NNA (collectively, the “Sigourney Equity”) to Sigourney (the “Equity Transfer”).

WHEREAS, in connection with the foregoing, Borrowers have requested that (i) Administrative Agent consent to the reduction of the minimum Unrestricted Cash required to be maintained by Borrowers, under Section 7.1 of the Existing Credit Agreement, as of December 31, 2015 in an amount not to exceed the lesser of $5,000,000 and the amount of verified out of pocket costs incurred by Borrowers with respect to the closure of the Hartford LTI School, and (ii) Administrative Agent and Required Lenders consent to the Equity Transfer; and

WHEREAS, Administrative Agent and the Tranche A Lenders party hereto are willing to provide such consent, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART  I.
DEFINITIONS

SUBPART 1.1   Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment Effective Date” shall have the meaning set forth in Subpart 3.1.

SUBPART 1.2   Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART  II.
CONSENT AND PARTIAL RELEASE OF LIEN

SUBPART 2.1  Consent to Equity Transfer.  Effective on (and subject to the occurrence of) the First Amendment Effective Date, Administrative Agent and each Tranche A Lender party hereto hereby consents to the consummation of the Equity Transfer in accordance with and pursuant to the terms of the Lease Termination and Assignment Documents so long as (a) no Default or Event of Default exists immediately before and immediately after giving effect to the Equity Transfer, and (b) the Equity Transfer is consummated on or before January 31, 2016.

SUBPART 2.2  Partial Release of Lien.  Effective on (and subject to the occurrence of) the First Amendment Effective Date, Tranche A Collateral Agent’s Lien on the NNA Personal Property and the Sigourney Equity shall be released, and promptly thereafter Tranche A Collateral Agent shall file a UCC-3 amendment with respect to UCC-1 financing statement no. 20153019733 (filed on July 13, 2015 with the Delaware Secretary of State) deleting the NNA Personal Property and the Sigourney Equity from the collateral described therein.

PART  III.
AMENDMENTS TO EXISTING CREDIT AGREEMENT

SUBPART 3.1   Amendment to Section 7.1 (Minimum Liquidity).  Effective on (and subject to the occurrence of) the First Amendment Effective Date, Section 7.1 of the Existing Credit Agreement is hereby amended by reducing the $27,000,000 of Unrestricted Cash required to be maintained by Borrowers as of December 31, 2015 by an amount equal to the lesser of (i) $5,000,000 and (ii) the aggregate amount of verified out of pocket costs (including the Lease Termination Fee) incurred by Borrowers after the Closing Date but on or prior to December 31, 2015 with respect to the closure of the Hartford LTI School.  The reduction set forth above shall only apply to the December 31, 2015 maintenance requirement and shall not reduce the amount of Unrestricted Cash required to be maintained as of any other fiscal quarter end.

SUBPART 3.2   Additional Requirements.  Effective on (and subject to the occurrence of) the First Amendment Effective Date, Borrowers covenant and agree that:

(a)            Borrowers shall deliver to Administrative Agent, on or prior to February 25, 2016, (i) a certificate from the chief financial officer of Parent to Administrative Agent, in form and detail reasonably acceptable to Administrative Agent, setting forth, and containing a detailed calculation of, Parent’s composite score as of December 31, 2015 under the factors of financial responsibility set forth in 34 C.F.R. Part 668, Subpart L (which composite score and the calculation thereof may be prepared from draft, unaudited financial statements of Borrowers), and (ii) such other supporting evidence as Administrative Agent may reasonably require with respect thereto;

(b)            if Parent’s composite score under the factors of financial responsibility set forth in 34 C.F.R. Part 668, Subpart L as of December 31, 2015 is less than 1.5 (as set forth in the certificate and supporting calculations described above), then Borrowers shall make a prepayment of $5,000,000 of principal on the Term Loans, on or prior to February 26, 2016, which prepayment (i) shall be accompanied by the payment of the Applicable Prepayment Premium together with accrued interest to the date of such payment on the amount prepaid, (ii) shall be applied by Administrative Agent in accordance with Section 2.3(e) of the Existing Credit Agreement, and (iii) shall be in addition to all other payments and prepayments of the Term Loans required under the Existing Credit Agreement; and

(c)            if the certification and calculations described in subsection (a) above reflect that Parent’s composite score as of December 31, 2015 is 1.5 or more, and, for any reason whatsoever, it is subsequently determined by Borrowers, their auditors or consultants, or any applicable Educational Agency or Governmental Authority that the composite score for Parent (under the factors of financial responsibility set forth in 34 C.F.R. Part 668, Subpart L) for  the fiscal year ended December 31, 2015 was actually less than 1.5, then (i) Borrowers shall provide written notice to Administrative Agent, immediately upon the earlier of Borrowers’ making, or receiving notice of, such determination that such composite score was actually less than 1.5, and (ii) within three Business Days after the earlier of Borrowers’ making, or receiving notice of, such determination, Borrowers shall make a prepayment of $5,000,000 of principal on the Term Loans, which prepayment (A) shall be accompanied by the payment of the Applicable Prepayment Premium together with accrued interest to the date of such payment on the amount prepaid, (B) shall be applied by Administrative Agent in accordance with Section 2.3(e) of the Existing Credit Agreement, and (C) shall be in addition to all other payments and prepayments of the Term Loans required under the Existing Credit Agreement.

PART  IV.
CONDITIONS TO EFFECTIVENESS OF PARTS II AND III

SUBPART 4.1   First Amendment Effective Date.  Parts II and III of this Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”), subject to the conditions set forth in this Part IV having been satisfied (it being understood and agreed that the remainder of this Amendment shall be effective upon the execution and delivery hereof by the parties hereto).

SUBPART 4.2   Execution of Amendment and Other Documents.  Administrative Agent shall have received fully executed counterparts of this Amendment and such officer’s certificates and resolutions as Administrative Agent may reasonably require.

SUBPART 4.3   Equity Transfer and NNA Personal Property Transfer.  The Equity Transfer and NNA Personal Property Transfer shall have been consummated pursuant to and in accordance with the terms of the Lease Termination and Assignment Documents, and Borrowers shall have delivered to Administrative Agent a certificate of an authorized officer of Borrowers containing a true and correct copy of the Lease Termination and Assignment Documents.

SUBPART 4.4   Accuracy of Representations and Warranties.  Each of the representations and warranties set forth in Subpart 5.6 hereof shall be true and correct in all respects.

PART  V.
MISCELLANEOUS

SUBPART 5.1   No Additional Obligations.  Borrowers acknowledge and agree that the execution, delivery and performance of this Amendment shall not create (nor shall any Borrower rely upon the existence of or claim or assert that there exists) any obligation of any of Administrative Agent or Lenders to consider or agree to any other amendment of or waiver or consent with respect to the Amended Credit Agreement or any other instrument or agreement to which Administrative Agent or any Lender is a party (collectively, an “Additional Amendment” or “Consent”), and in the event that Administrative Agent and/or Lenders subsequently agree to consider any requested Additional Amendment or Consent, neither the existence of this Amendment nor any other conduct of Administrative Agent or Lenders related hereto, shall be of any force or effect on Administrative Agent’s or Lenders’ consideration or decision with respect to any such requested Additional Amendment or Consent, and Administrative Agent and Lenders shall not have any obligation whatsoever to consider or agree to any such Additional Amendment or Consent.

SUBPART 5.2   Waiver of Claims.  In order to induce Administrative Agent and the Lenders party hereto to enter into this Amendment, each Borrower hereby releases, remises, acquits and forever discharges each Lender and Administrative Agent and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties (excluding the gross negligence or willful misconduct of any of the Released Parties), prior to and including the First Amendment Effective Date, and in any way directly or indirectly arising out of any or in any way connected to this Amendment, the Amended Credit Agreement or the other Loan Documents (collectively, the “Released Matters”); provided, that the foregoing shall not apply as to any Released Party to matters resulting from such Released Party’s own willful misconduct or gross negligence.  Each Borrower hereby acknowledges that the agreements in this Subpart 5.2 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.  Each Borrower hereby represents and warrants to each Lender and Administrative Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SUBPART 5.3  Acknowledgments and Stipulations.  In order to induce Administrative Agent and the Lenders party hereto to enter into this Amendment, each Borrower acknowledges, stipulates and agrees that: (a) all of the Obligations are absolutely due and owing to Administrative Agent and Lenders in accordance with the terms and provisions of the Amended Credit Agreement without any defense, deduction, offset or counterclaim (and, to the extent any Borrower had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); (b) the Loan Documents executed by each Borrower are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (c) the Liens granted by each Borrower to the Collateral Agents in the Collateral are valid and duly perfected Liens, subject only to Permitted Liens; (d) each of the recitals contained at the beginning of this Amendment is true and correct; and (e) prior to executing this Amendment, each Borrower consulted with and had the benefit of advice of legal counsel of its own selection and have relied upon the advice of such counsel, and in no part upon the representation of Administrative Agent, any Lender or any counsel to Administrative Agent or any Lender concerning the legal effects of this Amendment or any provision hereof.

SUBPART 5.4   Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 5.5   References in Other Credit Documents.  At such time as this Amendment shall become effective pursuant to the terms of Subpart 4.1, all references in the Existing Credit Agreement (including without limitation the Schedules thereto) to the “Agreement”, and all references in the other Loan Documents to the “Credit Agreement”, shall be deemed to refer to the Amended Credit Agreement.

SUBPART 5.6  Representations and Warranties of Borrowers.  Each Borrower hereby represents and warrants that, after giving effect to the amendments contained herein, (a) the representations and warranties contained in Section 4 of the Existing Credit Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty specifically relates to an earlier date, (b) no Default or Event of Default exists under the Existing Credit Agreement, (c) a true and correct copy of the Lease Termination and Assignment Documents have been delivered by Borrowers to Administrative Agent, and (d) the NNA Personal Property Transfer constitutes a Permitted Disposition under the terms of the Existing Credit Agreement, as all of the NNA Personal Property (all of which is located at the Hartford LTI School) constitutes Equipment that is no longer used or useful in the ordinary course of business. Without limitation of the preceding sentence, each Borrower hereby expressly reaffirms the validity, effectiveness and enforceability of each Loan Document to which it is a party (in each case, as the same may be modified by the terms of this Amendment).

SUBPART 5.7  This Amendment Constitutes a Loan Document.  Without limiting the generality of anything contained in the Amended Credit Agreement, this Amendment constitutes a Loan Document.  The breach of any representation, covenant, agreement or obligation of any Borrower set forth herein shall constitute an Event of Default and, notwithstanding anything to the contrary set forth in the Amended Credit Agreement or any other Loan Document, shall not be subject to any notice, grace or cure period.

SUBPART 5.8  Counterparts.  This Amendment may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  THIS AMENDMENT SUPPLEMENTS, AND FORMS A PART OF, THE EXISTING CREDIT AGREEMENT, BUT (FOR THE AVOIDANCE OF DOUBT) THE PARTIES HERETO IN ANY EVENT SPECIFICALLY AGREE (WITHOUT LIMITATION OF THE FIRST PART OF THIS SENTENCE) THAT THE PROVISIONS OF SECTION 12 OF THE EXISTING CREDIT AGREEMENT APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

SUBPART 5.9  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:

LINCOLN EDUCATIONAL SERVICES
CORPORATION, a New Jersey corporation

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	CFO

LINCOLN TECHNICAL INSTITUTE, INC.,
a New Jersey corporation

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

NEW ENGLAND ACQUISITION, LLC,
a Delaware limited liability company

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

SOUTHWESTERN ACQUISITION, L.L.C.,
a Delaware limited liability company

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

NASHVILLE ACQUISITION, L.L.C.,
a Delaware limited liability company

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

EUPHORIA ACQUISITION, LLC,
a Delaware limited liability company

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

NEW ENGLAND INSTITUTE OF
TECHNOLOGY AT PALM BEACH, INC.,
a Florida corporation

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

LTI HOLDINGS, LLC,
a Colorado limited liability company

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

NN ACQUISITION, LLC,
a Delaware limited liability company

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

LCT ACQUISITION, LLC,
a Delaware limited liability company

BY:	/s/ Brian K. Meyers

NAME:	Brian K. Meyers

TITLE:	Treasurer

AGENTS AND LENDERS:

HPF SERVICE, LLC,
as Administrative Agent and Tranche A Collateral Agent,

BY:	/s/ Robert Racusin

NAME:	Robert Racusin

TITLE:	Authorized Signatory

RUSHING CREEK 4, LLC,
as a Tranche A Lender

BY:	/s/ Robert Racusin

NAME:	Robert Racusin

TITLE:	Authorized Signatory